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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of the earliest event reported) April 28, 2003
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                        Commission File Number 000-20997

                           SRI/SURGICAL EXPRESS, INC.
             (Exact Name of Registrant as specified in its Charter)

                  Florida                                 59-3252632
        ----------------------------                 -------------------
        (State or Other Jurisdiction                    (IRS Employer
              of Incorporation)                      Identification No.)

                              12425 Racetrack Road
                              Tampa, Florida 33626
                    (Address of Principal Executive Offices)

                                 (813) 891-9550
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              (Registrant's Telephone Number, Including Area Code)

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Item 12. Results of Operations

         The following information is being furnished under Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations:

         On April 28, 2003, SRI/Surgical Express, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                            SRI/SURGICAL EXPRESS, INC.
                                            (Registrant)


Dated: April 28, 2003                       By: /s/ Charles L. Pope
                                                ------------------------------
                                                Charles L. Pope
                                                Chief Financial Officer





                                  EXHIBIT INDEX

Exhibit Number          Description
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99.1                    Press Release, dated April 28, 2003